Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the accompanying Annual Report on Form 10- KSB of Embryo Development Corporation for the year ended April 30, 2004, the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes- Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Annual Report on Form 10-KSB for the year ended April 30, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Annual Report on Form 10-KSB for the year ended April 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of Embryo Development Corporation.


                       By: /s/ Matthew L. Harriton
                           -----------------------
                           Matthew L. Harriton
                         Chief Executive Officer
                         Chief Financial Officer
                            July 30, 2004





A signed original of this written statement required by Section 906 has been provided to Embryo Development Corporation and will be retained by Embryo Development Corporation and furnished to the Securities and Exchange Commission or its staff upon request.